EXHIBIT 24

LIMITED POWER OF ATTORNEY
(DEBT PROGRAM)

          The undersigned, in his or her capacity as a director or officer, or both, of SPARTAN STORES, INC. (the "Company") hereby appoints JAMES B. MEYER and ALEX J. DEYONKER, and either of them individually, his or her attorney-in-fact with full power of substitution:

          1.           To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $100,000,000 of debt securities (the "Maximum Aggregate Amount") consisting of senior or subordinated debt securities, including promissory notes and other forms of indebtedness (collectively, the "Debt Securities"), plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount,

          2.           To file any such Registration Statement with the Securities and Exchange Commission;

          3.           To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities; and

          4.          To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities under the securities laws of any state or other jurisdiction.

December 13, 2000	/s/ James B. Meyer
Signature

James B. Meyer
Name

Chairman, President and Chief Executive Officer
Title

LIMITED POWER OF ATTORNEY
(DEBT PROGRAM)

          The undersigned, in his or her capacity as a director or officer, or both, of SPARTAN STORES, INC. (the "Company") hereby appoints JAMES B. MEYER and ALEX J. DEYONKER, and either of them individually, his or her attorney-in-fact with full power of substitution:

          1.           To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $100,000,000 of debt securities (the "Maximum Aggregate Amount") consisting of senior or subordinated debt securities, including promissory notes and other forms of indebtedness (collectively, the "Debt Securities"), plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount,

          2.           To file any such Registration Statement with the Securities and Exchange Commission;

          3.           To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities; and

          4.          To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities under the securities laws of any state or other jurisdiction.

December 13, 2000	/s/ Russell H. VanGilder, Jr.
Signature

Russell H. VanGilder, Jr.
Name

Director
Title

LIMITED POWER OF ATTORNEY
(DEBT PROGRAM)

          The undersigned, in his or her capacity as a director or officer, or both, of SPARTAN STORES, INC. (the "Company") hereby appoints JAMES B. MEYER and ALEX J. DEYONKER, and either of them individually, his or her attorney-in-fact with full power of substitution:

          1.           To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $100,000,000 of debt securities (the "Maximum Aggregate Amount") consisting of senior or subordinated debt securities, including promissory notes and other forms of indebtedness (collectively, the "Debt Securities"), plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount,

          2.           To file any such Registration Statement with the Securities and Exchange Commission;

          3.           To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities; and

          4.          To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities under the securities laws of any state or other jurisdiction.

December 13, 2000	/s/ Elson S. Floyd, Ph.D.
Signature

Elson S. Floyd, Ph.D.
Name

Director
Title

LIMITED POWER OF ATTORNEY
(DEBT PROGRAM)

          The undersigned, in his or her capacity as a director or officer, or both, of SPARTAN STORES, INC. (the "Company") hereby appoints JAMES B. MEYER and ALEX J. DEYONKER, and either of them individually, his or her attorney-in-fact with full power of substitution:

          1.           To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $100,000,000 of debt securities (the "Maximum Aggregate Amount") consisting of senior or subordinated debt securities, including promissory notes and other forms of indebtedness (collectively, the "Debt Securities"), plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount,

          2.           To file any such Registration Statement with the Securities and Exchange Commission;

          3.           To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities; and

          4.          To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities under the securities laws of any state or other jurisdiction.

December 16, 2000	/s/ Richard B. Iott
Signature

Richard B. Iott
Name

Director
Title

LIMITED POWER OF ATTORNEY
(DEBT PROGRAM)

          The undersigned, in his or her capacity as a director or officer, or both, of SPARTAN STORES, INC. (the "Company") hereby appoints JAMES B. MEYER and ALEX J. DEYONKER, and either of them individually, his or her attorney-in-fact with full power of substitution:

          1.           To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $100,000,000 of debt securities (the "Maximum Aggregate Amount") consisting of senior or subordinated debt securities, including promissory notes and other forms of indebtedness (collectively, the "Debt Securities"), plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount,

          2.           To file any such Registration Statement with the Securities and Exchange Commission;

          3.           To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities; and

          4.          To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities under the securities laws of any state or other jurisdiction.

December 18, 2000	/s/ Joel A. Levine
Signature

Joel A. Levine
Name

Director
Title

LIMITED POWER OF ATTORNEY
(DEBT PROGRAM)

          The undersigned, in his or her capacity as a director or officer, or both, of SPARTAN STORES, INC. (the "Company") hereby appoints JAMES B. MEYER and ALEX J. DEYONKER, and either of them individually, his or her attorney-in-fact with full power of substitution:

          1.           To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $100,000,000 of debt securities (the "Maximum Aggregate Amount") consisting of senior or subordinated debt securities, including promissory notes and other forms of indebtedness (collectively, the "Debt Securities"), plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount,

          2.           To file any such Registration Statement with the Securities and Exchange Commission;

          3.           To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities; and

          4.          To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities under the securities laws of any state or other jurisdiction.

December 13, 2000	/s/ Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Name

Director
Title

LIMITED POWER OF ATTORNEY
(DEBT PROGRAM)

          The undersigned, in his or her capacity as a director or officer, or both, of SPARTAN STORES, INC. (the "Company") hereby appoints JAMES B. MEYER and ALEX J. DEYONKER, and either of them individually, his or her attorney-in-fact with full power of substitution:

          1.           To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of up to $100,000,000 of debt securities (the "Maximum Aggregate Amount") consisting of senior or subordinated debt securities, including promissory notes and other forms of indebtedness (collectively, the "Debt Securities"), plus such additional principal amount as may be necessary, if Debt Securities are issued with an original issue discount, to result in the aggregate initial offering price of such Debt Securities not to exceed the Maximum Aggregate Amount,

          2.           To file any such Registration Statement with the Securities and Exchange Commission;

          3.           To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Debt Securities; and

          4.          To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Debt Securities under the securities laws of any state or other jurisdiction.

December 13, 2000	/s/ David M. Staples
Signature

David M. Staples
Name

Executive Vice President Finance and Chief Financial Officer
Title